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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 23, 1998 included in Flextronics International Ltd.'s Form 10-K for the year ended March 31, 1998.



                                        ARTHUR ANDERSEN LLP

San Jose, California
November 24, 1998